EXHIBIT 10.9.2


                     SECOND AMENDMENT AGREEMENT (MSN 30808)

                          Dated as of January 31, 2005

                                     Between

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                                  as Sublessor

                                       and

                             POLAR AIR CARGO, INC.,
                                  as Sublessee

                                  in respect of

                               SUBLEASE AGREEMENT

                          Dated as of October 24, 2001

                                  Pertaining to

                          One Boeing 747-46NF Aircraft
                     Manufacturer's Serial Number 30808 and
                    United States Registration Number N450PA

--------------------------------------------------------------------------------

      As set forth in Section 21 of the Sublease, Sublessor has assigned to the Owner Trustee (as defined in the Sublease) certain of its right, title and interest in and to the Sublease, and the Owner Trustee has further assigned such right, title and interest to the Indenture Trustee (as defined in the Sublease). To the extent, if any, that this Second Amendment Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Second Amendment Agreement may be created through the transfer or possession of any counterpart other than the original executed counterpart, which shall be identified as the counterpart containing the receipt therefor executed by the Indenture Trustee on the signature page thereof.

                     SECOND AMENDMENT AGREEMENT (MSN 30808)

            This SECOND AMENDMENT AGREEMENT (MSN 30808) (this "AGREEMENT"), dated as of January 31, 2005, between GENERAL ELECTRIC CAPITAL CORPORATION, a corporation organized and existing pursuant to the laws of the State of Delaware ("SUBLESSOR"), and POLAR AIR CARGO, INC., a corporation organized and existing pursuant to the laws of the State of California ("SUBLESSEE").

                              W I T N E S S E T H:

            WHEREAS, Sublessor and Sublessee are parties to the Sublease (such term and all other capitalized terms used in these recitals but not defined in these recitals having the meaning ascribed in Section 1 hereof), under and pursuant to which Sublessor subleased to Sublessee, and Sublessee subleased from Sublessor, the aircraft and the engines described therein (the Sublease and such aircraft and engines being described on ANNEX I attached hereto);

            WHEREAS, Sublessor and Sublessee desire to amend the Sublease in order to change Sublessee's ability to purchase the Aircraft on the EBO Date from an amount equal to the EBO Amount to an amount equal to the greater of fair market sales value of the Aircraft and the EBO Amount; and

            WHEREAS, concurrently with the execution and delivery hereof, the Guarantor is executing and delivering an acknowledgement, consent and agreement (MSN 30808) in the form attached as Annex II hereto.

            NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee agree as follows:

            SECTION 1. DEFINITIONS.

            Unless otherwise specifically defined herein, all capitalized terms used herein have the meanings stated in the Sublease, as amended.

            SECTION 2. AMENDMENT OF THE SUBLEASE. The Sublease is hereby amended as follows:

            (a) AMENDMENT OF SECTION 19(b). The first paragraph of Section 19(b) of the Sublease is amended to read in its entirety as follows:

                  (b) PURCHASE OPTIONS. Sublessee shall have the option, (i)
            upon at least thirty (30) days irrevocable prior written notice to Sublessor prior to the EBO Date with respect to the purchase option set forth in clause (1) below and (ii) upon at least two hundred twenty-five (225) days irrevocable prior written notice to Sublessor prior to the relevant purchase date (each a "PURCHASE OPTION DATE") with respect to the purchase options set forth in CLAUSES (2) and
            (3) below,
            to terminate this Sublease and to purchase the Aircraft: (1) on an EBO Date, for a purchase price equal to the greater of fair market sales value of the Aircraft on such date and the EBO Amount set forth on EXHIBIT D; (2) on the last Business Day of the Basic Term for a purchase price equal to the greater of fair market sales value of the Aircraft on such date and the EBO Amount set forth on EXHIBIT D; or (3) on the last Business Day of any Renewal Term or Additional Renewal Term for a purchase price equal to the greater of the fair market sales value of the Aircraft on such date and the EBO Amount set forth on EXHIBIT D; provided that Sublessee shall not be entitled to exercise any of the foregoing purchase options at any time a Sublease Event of Default of the type described in SECTIONS 14(e) or (f) has occurred and is continuing, in each case unless Sublessee has obtained a final, non-appealable order from the applicable bankruptcy court or other court having jurisdiction over the applicable proceeding authorizing the purchase of the Aircraft and the payment of the full purchase price therefor. For the avoidance of doubt, if a Sublease Event of Default or Default exists under SECTION 14(a) or 14(b) hereof, Sublessee may not exercise the foregoing purchase options unless at or prior to the time it purchases the Aircraft, Sublessee pays all amounts due to Sublessor under the Operative Documents, thereby curing any such SECTION 14(a) or 14(b) Default or Sublease Event of Default.

            (B) AMENDMENT OF SECTION 19(c). Section 19(c) of the Sublease is amended by changing the first sentence thereof to read in its entirety as follows:

                        (c) VALUATION. At any time not earlier than three
            hundred sixty-five (365) days prior to the date on which Sublessee may purchase the Aircraft pursuant to SECTION 19(b)(1), (b)(2) or
            (b)(3) hereof or renew this Sublease pursuant to SECTION 19(a)(1) hereof, Sublessee may deliver to Sublessor a revocable notice of its intent to exercise its renewal option or purchase option.

            SECTION 3. FURTHER ASSURANCES; EXPENSES. Each of Sublessor and Sublessee agrees to do such further acts and things or cause to be performed such further acts and things, including, without limitation, execute and deliver, or cause to be executed and delivered, such agreements and other documents, as the other party hereto shall reasonably require or deem advisable to effectuate the purposes of this Agreement or to better assure or confirm its rights and remedies hereunder or thereunder. Sublessee agrees to pay all direct, reasonable, out-of-pocket expenses of Sublessor incurred pursuant to this
Section 3 or otherwise in connection with the preparation, execution and delivery of this Amendment.

            SECTION 4. SUBLEASE. Except as amended by this Amendment, the Sublease remains unchanged and in full force and effect,

            SECTION 5. MISCELLANEOUS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Sublessor and Sublessee. The section and paragraph headings in this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof and all references herein to numbered sections, unless otherwise indicated, are to sections of this Agreement. This Agreement shall inure to the benefit of, and shall be binding upon, Sublessor and Sublessee and their respective successors and permitted assigns. All references herein to a Person shall mean and include any successor to such Person. This Agreement, the Amendment Agreement, the Tax Indemnification Agreement Amendment, the Restructuring Letter Agreement and the Operative Documents (i) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, (ii) supersede all prior and contemporaneous understandings and agreements of such parties with respect to such subject matter and (iii) may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties hereto with respect to such subject matter and there are no oral agreements of the parties hereto with respect to such subject matter. THIS AGREEMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized.

                                          GENERAL ELECTRIC CAPITAL
                                           CORPORATION, as Sublessor

                                          By: /s/ Norman Liu
                                              ----------------------------------
                                              Name:  Norman Liu
                                              Title: Vice President


                                          POLAR AIR CARGO, INC.,
                                           as Sublessee

                                          By: /s/ Dorinda Pannozzo
                                              ----------------------------------
                                              Name: Dorinda Pannozzo
                                              Title: Assistant Treasurer


           [Signature Page to Second Amendment Agreement (MSN 30808)]

                                                                         ANNEX I
                                                                              to
                                                      Second Amendment Agreement
                                                                     (MSN 30808)

                             DESCRIPTION OF SUBLEASE

            Sublease Agreement, dated as of October 24, 2001, between General Electric Capital Corporation, as sublessor, and Polar Air Cargo, Inc., as sublessee, as supplemented by Sublease Supplement No. 1, dated November 19,2001, recorded by the Federal Aviation Administration on December 7, 2001 as Conveyance No. X144235, as amended by Amendment Agreement (MSN 30808), dated as of August 1, 2003 between General Electric Capital Corporation, as sublessor, and Polar Air Cargo, Inc., as sublessee, recorded by the Federal Aviation Administration on January 13, 2004 as Conveyance No. SS020609.

                             DESCRIPTION OF AIRCRAFT

            One Boeing 747-46NF Aircraft bearing Manufacturer's Serial No. 30808 and United States Registration No. N450PA.

            Four General Electric Model CF6-80C2-B5F Engines bearing Manufacturer's Serial Nos. 706198, 706199, 706200 and 706201 (each of which has 750 or more rated takeoff horsepower or the equivalent of such horsepower).

                                                                        ANNEX II
                                                                              to
                                                      Second Amendment Agreement
                                                                     (MSN 30808)

                                     FORM OF
                ACKNOWLEDGMENT, CONSENT AND AGREEMENT (MSN 30808)

            ATLAS AIR WORLDWIDE HOLDINGS, INC., a Delaware corporation ("GUARANTOR"), with reference to the Guaranty, dated as of November 19, 2001 (the "GUARANTY"), made by Guarantor in favor of General Electric Capital Corporation and its successors and assigns ("GUARANTEED PARTY"), relating to the Sublease Agreement (MSN 30808), dated as of October 24, 2001 between General Electric Capital Corporation, as sublessor ("SUBLESSOR"), and Polar Air Cargo, Inc., as sublessee ("SUBLESSEE"), as amended by that certain Amendment Agreement (MSN 30808), dated as of August 1, 2003, between Sublessor and Sublessee (as so amended, the "SUBLEASE"; capitalized terms used herein but not defined herein having the meanings stated or ascribed in the Sublease) and to the other Operative Document, DOES HEREBY (in each case, for the benefit of the Guaranteed Party and, in each case (except to the extent otherwise provided herein), without limitation of any term or provision of the Guaranty):

                  (i) ACKNOWLEDGE receipt (pursuant to and as required by the
            Guaranty) of notice of the amendment of the Sublease pursuant to Second Amendment Agreement (MSN 30808), dated as of January ____, 2005, between Sublessor and Sublessee (the "SUBLEASE SECOND AMENDMENT");

                  (ii) CONSENT to (a) the terms and provisions of the Sublease
            Second Amendment, (b) the execution, delivery and performance thereof by Sublessor and Sublessee, and (c) the amendment of the Sublease pursuant thereto and on the terms provided therein;

                  (iii) AGREE that, from and after the execution and delivery of the Sublease Second Amendment, (a) any reference in the Guaranty, the Sublease or any other Operative Document, or otherwise by Guarantor, to the Sublease shall mean the Sublease, as amended by the Sublease Second Amendment, and (b) any reference by Guarantor or Guaranteed Party to the Guaranty shall mean the Guaranty, as supplemented hereby; and

                  (iv) AGREE that, except as supplemented hereby, the Guaranty shall remain in full force and effect as in existence on the date hereof and is hereby ratified and confirmed in all respects.


                            [Signature Page Follows]

            IN WITNESS WHEREOF, Guarantor has caused this Acknowledgment, Consent and Agreement to be executed and delivered as of this day of January 2005.

                                              ATLAS AIR WORLDWIDE HOLDINGS, INC.


                                              BY:
                                                 ------------------------------
                                                  Name:
                                                  Title:


      [Signature Page to Acknowledgment, Consent and Agreement (MSN 30808)]

                           SCHEDULE TO EXHIBIT 10.9.2

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

-------------------- ------------------------ ---------------- ------------------------- --------------------------------
REGISTRATION         MANUFACTURER'S SERIAL    SUBLESSEE        SUBLESSOR                 AGREEMENT
NUMBER               NUMBER(S)
-------------------- ------------------------ ---------------- ------------------------- --------------------------------
N451PA               30809                    Polar Air        General Electric          Second Amendment Agreement
                                              Cargo, Inc.      Capital Corporation       dated January 31, 2005 between
                                                                                         General Electric Capital
                                                                                         Corporation, as Sublessor and
                                                                                         Polar Air Cargo, Inc. as
                                                                                         Sublessee in respect of
                                                                                         Sublease dated October 24,
                                                                                         2001 with respect to Aircraft
                                                                                         N451PA
-------------------- ------------------------ ---------------- ------------------------- --------------------------------
N452PA               30810                    Polar Air        General Electric          Second Amendment Agreement
                                              Cargo, Inc.      Capital Corporation       dated January 31, 2005 between
                                                                                         General Electric Capital
                                                                                         Corporation, as Sublessor and
                                                                                         Polar Air Cargo, Inc. as
                                                                                         Sublessee in respect of
                                                                                         Sublease dated October 24,
                                                                                         2001 with respect to Aircraft
                                                                                         N452PA
-------------------- ------------------------ ---------------- ------------------------- --------------------------------
N453PA               30811                    Polar Air        General Electric          Second Amendment Agreement
                                              Cargo, Inc.      Capital Corporation       dated January 31, 2005 between
                                                                                         General Electric Capital
                                                                                         Corporation, as Sublessor and
                                                                                         Polar Air Cargo, Inc. as
                                                                                         Sublessee in respect of
                                                                                         Sublease dated October 24,
                                                                                         2001 with respect to Aircraft
                                                                                         N453PA
-------------------- ------------------------ ---------------- ------------------------- --------------------------------